EXHIBIT 10.1

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT made and entered into this ___ day of ___________, 1997, by and between DONALD C. MEALEY, hereinafter referred to as "Landlord," and DON MEALEY CHEVROLET, INC., hereinafter referred to as "Tenant."

                              W I T N E S S E T H:

         In consideration of the rents covenants and agreements herein, Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord upon terms, provisions and conditions herein, the real property hereinafter described.

                                    ARTICLE I
                     DESCRIPTION OF PROPERTY, TERMS AND USE

         1.1 DESCRIPTION OF PROPERTY. -- Landlord leases to Tenant a portion of the real estate as described on the attached EXHIBIT "A", together with the improvements located thereon (hereinafter referred to as "Leased Property").

         1.2 TERM. -- Tenant is to have the Leased Property herein described subject to the terms and conditions hereof for a term of ten (10) years, commencing on _____________, 1997, (the "Commencement Date") and ending on _______________. Tenant shall have the option to renew the Lease Agreement for two (2) renewal terms, each for a period five (5) years, on the same terms and conditions excepting the rental rate which will be determined by the parties upon the exercise of such option. Written notice of the exercise of each such option shall be given by Tenant to Landlord at least one hundred eighty (180) days prior to the commencement date of such renewal term.

         1.3 USE. -- The Leased Property shall be used and occupied by Tenant solely for vehicle sales and service and related uses. Tenant covenants to comply with the provisions of all recorded covenants, conditions and restrictions and all building, zoning, fire and other governmental laws, ordinances and regulations, rules applicable to the Leased Property and all requirements of the carriers of insurance covering the Leased Property. Tenant shall not do or permit anything to be done in or about the Leased Property or bring or keep anything on the Leased Property that may increase any insurance premium upon the Leased Property; that may injure the Leased Property; that may constitute waste; or that may be a nuisance, public or private, or, without limiting the generality of the foregoing, Tenant shall not allow said Leased Property to be used for any improper, immoral, unlawful or objectionable purpose. Tenant agrees that it has determined to Tenant's satisfaction that the Leased Property can be used for the purpose for which it is leased and waives any right to terminate this Lease in the event the Leased Property cannot be used for such purpose.

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                                   ARTICLE II
                                      RENT

         2.1 RENTAL. -- Tenant shall pay to Landlord the annual rent of $858,000.00 payable in advance and without notice in monthly installments of $71,500.00 each, commencing on ____________, 1997, and continuing on the first day of each month thereafter during the term of this Lease. Should the Lease commence on a day other than the first day of a month or end on a day other than the last day of a month, then the rent shall be appropriately prorated. Rent shall be paid to Landlord without deduction or offset, in lawful money of the United States of America at 350 South Lake Destiny Drive, Suite 200, Orlando, Florida 32810, or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant shall also pay in addition to the annual rent the Florida sales tax (and any other applicable tax) on all rent payable hereunder.

         2.2 The annual rent shall be increased five (5) years after the commencement date and on each succeeding anniversary of the commencement date by the percentage increase in the Consumer Price Index (defined below) during the twelve (12) month period immediately preceding each anniversary of the commencement date. Such increased annual rent shall be payable in monthly installments in advance commencing on the anniversary date and continuing until the next anniversary date. Landlord shall notify Tenant in writing of such increased rent as soon as such determination is reasonably possible. If notification is not given until after the anniversary date, any rent due but not paid since the anniversary date shall be payable upon Tenant's receipt of such notice. Rent shall never be decreased during the term of this Lease. The parties hereto adopt as a standard for measuring fluctuations in the Consumer Price Index (revised using the 1982-84 averages as equal to 100), United States average on all items and commodity groups issued by the Bureau of Labor Statistics of the United States.

         2.3 ADDITIONAL CHARGES. -- As and when due and payable, Tenant shall pay all charges levied, assessed or imposed upon the Leased Property (except debt service on any mortgage encumbering the Leased Property), including, but not limited to, the following:

                  (a) All supplies and materials used in the operation and maintenance of the Leased Property;

                  (b) Cost of all utilities for the Leased Property, including cost of electricity, water, lighting, heating, air conditioning and ventilating;

                  (c) Cost of all maintenance and service agreements for the Leased Property, the servicing and repair of equipment therein and grounds, including janitorial service, security service, landscape and irrigation system maintenance, alarm service, window cleaning, elevator maintenance, refuse collection, parking lot sweeping and maintenance;

                  (d) cost of all insurance relating to the Leased Property, including rent loss, casualty and liability insurance applicable to the Leased Property;

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                  (e) All taxes and assessments and governmental charges,
whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Property or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Leased Property or its operation;

                  (f) Cost of all repairs and general maintenance of the Leased Property;

                  (g) Costs incurred in compliance with new or revised federal or state laws or municipal or county ordinances or codes or regulations promulgated under any of the same.

         2.4 If Tenant shall refuse, neglect, or otherwise fail or omit to make any of the payments herein required, then the Landlord may, at its option, but without being obligated to do so, pay the same and the amount or amounts of money so paid, including reasonable attorneys' fees and expenses which may have been incurred together with interest on all such amounts at the highest lawful rate permitted under the laws of the State of Florida, shall be considered as rent immediately due and payable. The payment of such rent may be collected or enforced by Landlord in the same manner as though it were an installment of rent specifically required by the terms of this Lease to be paid by Tenant to Landlord.

                                   ARTICLE III
                    REPAIR AND MAINTENANCE OF LEASED PROPERTY

         3.1 Tenant shall at its sole cost and expense keep and maintain the interior and exterior of the Leased Property (structural and non-structural) in good condition and repair, including, but not by way of limitation, necessary replacements of the interior and exterior painting, mechanical equipment, fire protection devices, heating, air conditioning, electrical, plumbing and sewer systems, doors, windows, glass, roofs, walls, floors, foundations, paving, parking lots, walks and landscaping.

         3.2 Landlord shall not furnish any services whatsoever to the Leased Property. Tenant shall be solely responsible for all operating expenses necessary for the proper and efficient operation and first class maintenance of the Leased Property. In all respects this Lease shall be deemed and construed to be a "Net Lease" and Tenant shall pay to Landlord the required rent free of any charges, set-offs, taxes, assessments, impositions, expenses or deductions. Tenant shall be solely responsible for and shall pay all costs and expenses relating to the complete and total maintenance, repair, insuring and operation of the Leased Property.

                                   ARTICLE IV
                                  HOLDING OVER

         If Tenant should remain in possession of the Leased Property after the termination or expiration of the term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Property as a tenant at sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of twice the per day rent in effect immediately prior to such expiration or termination, computed on the basis of a thirty (30) day month, but such holding over shall not extend the term.

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                                    ARTICLE V
                      ALTERATIONS, ADDITIONS, IMPROVEMENTS

         Tenant will make no alteration, change, improvements or addition to the Leased Property without the prior written consent of Landlord. Landlord will not unreasonably withhold its approval for such items after first reviewing the plans and specifications depicting the improvements. The Tenant may, without the written consent of the Landlord, but at the sole cost and expense of the Tenant and in a good and workmanlike manner, erect and alter shelves, movable partitions, and trade fixtures and equipment as the Tenant may deem advisable so long as such activity does not alter the basic character of the building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other applicable requirements. Tenant may remove its trade fixtures, office supplies and moveable office furniture and equipment not attached to the Leased Property provided such removal is made prior to the termination or expiration of the term, Tenant is not then in default in the timely performance of any obligation or covenant under this Lease, and Tenant promptly repairs all damage caused by such removal. All other property at the Leased Property and any alteration or addition to the Leased Property (including, but not limited to, wall-to-wall carpeting, drywall partitions, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Property shall become the property of the Landlord and shall be surrendered with the Leased Property as part thereof at the termination of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will prior to vacating the premises upon the termination or expiration of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Property and will repair any damage caused by such removal.

                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

         6.1 Tenant shall not assign this Lease nor any rights hereunder, nor let or sublet all or any part of the Leased Property, nor suffer or permit any person or entity to use any part of the Leased Property, without first obtaining the express written consent of Landlord, which consent shall not be unreasonably withheld. Should Landlord consent to such assignment of the Lease, or to a sublease of all or any part of the Leased Property, Tenant does hereby guarantee payment of all rent herein reserved until the expiration of the term hereof, sublessees or assignees shall become directly liable to Landlord for all obligations of Tenant hereunder, and no failure of Landlord to promptly collect from any assignee or sublessee, or any extension of the time for payment of such rent, shall release or relieve Tenant from its guaranty or obligation of payment of such rent. Any assignment or sublet approved by Landlord shall not relieve Tenant of its obligations hereunder. As partial consideration for Landlord's consent to any sublet or assignment, Landlord shall be entitled to fifty percent (50%) of any amount paid by an assignee or subtenant to Tenant for such assignment or sublet and/or fifty percent (50%) of the difference between the rent due hereunder for the sublet premises and the amount paid by any assignee or subtenant to Tenant for the assignment or sublet of premises. Tenant shall reimburse Landlord for all of the reasonable and necessary legal, accounting and other direct costs incurred due to Tenant's sublet or assignment. In determining whether or not to grant consent to the Tenant's sublet or assignment request, Landlord may consider any reasonable factor. Landlord and Tenant agree that any one of the following factors, or any other

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reasonable factor, will be reasonable grounds upon which Landlord may approve or deny the Tenant's request:

                  (a) Financial strength of the proposed subtenant/assignee must be at least equal to that of the existing Tenant at the time of the Lease commenced;

                  (b) Business reputation of the proposed subtenant/assignee must be in accordance with generally acceptable commercial standards;

                  (c) Use of the Leased Property by the proposed subtenant/assignee will not violate or create any potential violation of any laws, covenants or other agreements affecting the Leased Property.

         6.2

                  (a) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder, and in the Leased Property referred to herein, and upon any such transfer or assignment, no further liability or obligation shall thereafter accrue against Landlord hereunder (except to the extent of any retained Lessor's interest by Landlord upon any partial assignment of its interest in this Lease).

                  (b) Landlord may, at any time during the term of this Lease, pledge the proceeds of rents and other profits from the real property to a third-party lender as a part of a real estate loan transaction (the "Loan"). In such event, Tenant shall, if Landlord is ever in default under the terms and conditions of the Loan, upon written notification by any such lender, immediately pay to such lender all rents due hereunder in timely fashion and Tenant shall also subordinate its position as Tenant to the lien of a mortgage or any other security instrument given to such lender.

         6.3 Should Tenant be a corporation, any transfer of this Lease by merger, consolidation or liquidation or any change in the ownership of or power to vote a majority of its outstanding voting stock shall constitute an assignment. Such an assignment shall require Landlord's consent if by one or more sales or transfers, by operation of law or otherwise or by creation of new stock, an aggregate of more than fifty percent (50%) of Tenant's stock shall become vested in a party or parties who are not stockholders of Tenant as of the Commencement Date of this Lease. An assignment to a subsidiary or parent corporation of the corporate Tenant shall not require Landlord's consent, but Tenant shall remain liable for Tenant's obligations hereunder. Should Tenant be a partnership, trust or other association or entity having transferable ownership interests, any transfer of more than fifty percent (50%) of such ownership interests to a party or parties who are not holders of such ownership interest at the Commencement Date shall constitute an assignment hereunder which shall require Landlord's consent.

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                                   ARTICLE VII
                                    INSURANCE

         7.1 At all times during the term of this Lease, Tenant shall purchase and maintain the following insurance in the name of Landlord:

                  (a) Fire and Extended Coverage Casualty Insurance upon the Leased Property in an amount equal to the full replacement value of the improvements on the Leased Property. The value of the improvements will exclude the costs of foundation, underground piping and/or wiring, outside paving and landscaping. Such insurance shall include the "Inflation Guard Endorsement" or shall be adjusted annually to reflect the then current construction costs.

                  (b) Rent loss insurance on an "All Risk" basis in an amount equal to the annual rent plus the sum of the annual taxes and insurance.

                  (c) Comprehensive Public Liability Insurance covering both bodily injury liability and property damage liability with a combined single limit of $1,000,000.00 for each occurrence.

         7.2 Tenant shall also maintain, in its name, business interruption insurance in an amount sufficient to protect Tenant against loss due to interruption of its occupancy of the Leased Property after casualty.

         7.3 The insurance to be maintained under this Article VII also will be subject to the requirements of any mortgagee, including, but not limited to, federal Flood Insurance. This insurance will be maintained with insurance companies licensed and qualified to do business in the State of Florida and having a general policyholders' rating of A or A+ and a financial rating of Class X as established by A.M. Best Company of Oldwick, New Jersey.

         7.4 To the extent that a loss is covered by insurance in force and recovery is made for such loss, Landlord and Tenant hereby mutually release each other from liability and waive all right of recovery against each other for any loss from perils insured against under their respective policies. Landlord and Tenant also agree to obtain a waiver of subrogation from their insurance carriers permitting this waiver.

         7.5 The original of each such policy of insurance or certified duplicate thereof issued by the insurance or insuring organization shall be delivered by Tenant to Landlord on or before ten (10) days prior to commencement of the Lease term and ten (10) days prior to the expiration or termination of any existing policy. Any mortgagee of Landlord shall be named as an additional insured under such insurance and such insurance shall be primary and noncontributing with any insurance carried by Landlord. The insurance policies shall contain endorsements requiring thirty (30) days written notice to Landlord prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its maintaining occupancy of the Leased Property (but not to its obligation to pay rent) a certificate evidencing each renewal of such insurance and shall maintain such insurance in effect throughout the term of this Lease. Tenant shall promptly notify Landlord of any accident or injury occurring on the Leased Property.

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                                  ARTICLE VIII
                                  HOLD HARMLESS

         Except for loss, damage or claims arising from the Landlord's negligent acts, omissions or breaches of this Lease, Landlord shall not be liable to Tenant for any injury or damage to any person or property in or about the Leased Property from any cause whatsoever. Tenant shall indemnify and save harmless the Landlord and its agents from and against any and all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions and costs of actions of any kind and nature, including attorneys' fees, for injury or death to persons or damage to property or property rights (a) occurring in, on or about the Leased Property or any part thereof, or (b) occurring in, on or about the Leased Property or any part thereof, when any such injury or damage shall be caused or result in whole or in part by any act, negligence, or fault or omission of any duty by the Tenant, its agents, servants, employees, licensees or invitees, or by any person under the control or direction of Tenant. Tenant will further indemnify and save harmless the Landlord for all liability, claims and other items above mentioned, arising or growing out of or connected with any breach, violation, non-performance or failure to abide by any covenant, condition, agreement or provisions contained in this Lease on the part of the Tenant to be kept, performed, complied with or abided by. If it becomes necessary for the Landlord to defend any action seeking to impose any such liability, the Tenant will pay the Landlord all costs of court and reasonable attorneys' fees incurred by Landlord in such defense, in addition to any other sums which said Landlord may be called upon to pay by reason of the entry of a judgment or decree against the Landlord in the litigation in which such claim is asserted.

                                   ARTICLE IX
                 DESTRUCTION OR DAMAGE BY FIRE OR OTHER CASUALTY

         In the event of a fire or other casualty on the Leased Property, Tenant shall immediately give notice thereof to Landlord. If the damage or destruction is such that in the opinion of Landlord it cannot be repaired with reasonable diligence within one hundred eighty (180) days from the date of such casualty, then either Landlord or Tenant may terminate this Lease by giving to the other written notice of such termination within ten (10) days following the giving of Landlord's opinion. Should this Lease be so terminated, then all rent owed up to the date of such casualty shall be paid by Tenant to Landlord and this Lease shall then terminate. In the event that neither Landlord nor Tenant so terminates this Lease, then Landlord shall repair said improvements with all reasonable speed.

         If the damage or destruction is such that in the opinion of Landlord it can be repaired with reasonable diligence within one hundred eighty (180) days from the date of such casualty, then the rent hereby reserved shall abate from the date of such casualty until the damage has been repaired and Landlord shall repair the damage with all reasonable speed. Notwithstanding the giving of such opinion by Landlord, Landlord shall not be liable to Tenant if Landlord shall not actually repair such damage within said one hundred eighty (180) day period if Landlord shall proceed diligently with such repair work.

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         If in the opinion of Landlord the damage can be repaired within one hundred eighty (180) days of the date of casualty and the damage is such that the Leased Property is capable of being partially used by Tenant, then until such damage has been repaired the rent shall abate as to the portion of the Leased Property rendered untenantable until such time as the Leased Property is repaired.

         The opinions to be given by Landlord shall be in writing and shall be provided to Tenant within thirty (30) days after casualty.

                                    ARTICLE X
                                  CONDEMNATION

         If the Leased Property or any part thereof shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) to such an extent as to render the remainder of the Leased Property, in the opinion of Landlord, not reasonably suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Leased Property shall belong to and be paid to Landlord. Tenant shall be entitled to maintain an independent claim against any condemning authority for damages suffered by Tenant. If this Lease is not so terminated, Tenant shall repair any damage resulting from such taking, to the extent and in the manner provided in Article IX and rental hereunder shall be abated to the extent the Leased Property is rendered untenantable during the period of repair, and thereafter be adjusted on an equitable basis considering the areas of the Leased Property taken and remaining.

                                   ARTICLE XI
                                      SIGNS

         Tenant may erect signs on the Leased Property with respect to the Tenant's business. During the term of this Lease, Tenant shall have the right to maintain those signs or signs of equivalent size and quality in such locations as may be in compliance with local laws, ordinances and regulations. Any additional signs or changes to existing signs shall require the written consent of Landlord.

                                   ARTICLE XII
                                     DEFAULT

         12.1     Each of the following shall be an "Event of Default":

                  (a) Tenant shall fail to pay when due any monthly installment of rent or any other charge or payment required of Tenant hereunder.

                  (b) Tenant shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant and such violation or failure shall continue for a period of fifteen (15) days after written notice thereof to Tenant from Landlord.

                  (c) Tenant shall make a general assignment for the benefit of its creditors or shall file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief.

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                  (d) A proceeding is filed against Tenant seeking any relief mentioned in (c) above.

                  (e) A trustee, receiver or liquidator shall be appointed for Tenant or a substantial part of its property.

                  (f) Tenant shall vacate or abandon the Leased Property (an absence of substantial activity by Tenant in the Leased Property for more than seven (7) consecutive days shall constitute such abandonment).

                  (g) Tenant shall mortgage, assign or otherwise encumber its leasehold interest.

         12.2 If any such Event of Default occurs, Landlord may, without further notice, immediately or at any time thereafter do one or more of the following:

                  (a) Re-enter and repossess the Leased Property and remove any property therein and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation hereunder.

                  (b) Relet the Leased Property or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation hereunder. Any amount received by Landlord from reletting will apply first to all reasonable costs and expenses incurred by Landlord in reletting (including, without limitation, broker's commissions, advertising expenses, cleaning and remodeling expenses).

                  (c) Bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due or accumulates.

                  (d) Terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any liability or obligation for payments theretofore becoming due or for present and prospective damages resulting from tenant's default.

                  (e) Accelerate the entire amount of rent due under this Lease for the entire term of this Lease, which amount shall be immediately due and payable.

                  (f) Pursue any other remedy provided by law.

         12.3 If Tenant fails to pay Landlord any amount that Tenant is obligated to pay, Tenant shall pay Landlord interest thereon at the rate of eighteen percent (18%) per annum on the amount of the delinquency or deficiency from the date due until the date paid. Landlord's remedies set forth in this Lease are cumulative and not in limitation to any remedies given by law.

         12.4 If, upon default by Tenant or termination of this Lease, Landlord shall enter or take possession of the Leased Property, Landlord shall have the right but not the obligation to remove

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from the Leased Property all personal property, fixtures, furnishings and other property located therein, and to store such property in any place selected by Landlord, including, but not limited to, a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty (30) days or more, or as otherwise provided by law. The proceeds of such sale shall be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of any other sums of money which may then be due from tenant to Landlord under any of the terms hereof, the balance, if any, to be paid to Tenant.

         12.5 If Tenant asserts that Landlord has failed to meet its obligations under this Lease, Tenant shall give written notice to Landlord specifying the alleged failure to perform. If Landlord has not begun and pursued with reasonable diligence the cure of any failure of the Landlord to meet its obligations under this Lease within thirty (30) days of receipt of the notice, then Landlord shall be in default. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained herein. Tenant hereby waives such remedy of termination and rescission and hereby agrees that Tenant's remedy for default hereunder by Landlord shall be limited to a suit for damages or for an injunction or both. Landlord's liability for a default by Landlord under this Lease shall, in all events, be limited to its interest in the Leased Property.

                                  ARTICLE XIII
                  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

         This Lease and all rights of the Tenant hereunder are subject and subordinate to any mortgage, or other security instrument which does now or hereafter encumber the Leased Property or any interest of Landlord therein and to any and all advances made on the security thereof, and to any and all increased, renewals, modifications, consolidations, and extension of any such mortgage or security instrument. No further writing from Tenant shall be necessary to evidence such subordination, however, within fifteen (15) days after written request from Landlord, Tenant agrees to execute any instrument which may be deemed necessary or desirable by Landlord to further effect the subordination of this Lease to any mortgage. Should Tenant fail to respond to such request, Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant at any time for Tenant, and in Tenant's name, to execute proper subordination agreements to this effect. If the interest of Landlord in the Leased Property is transferred to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage or security interest or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall immediately and automatically attorn to such person or entity. In the event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default.

                                   ARTICLE XIV
                               ACCESS BY LANDLORD

         Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Property at all reasonable hours to inspect same; to clean; to make repairs, alterations

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or additions thereto, as Landlord may deem necessary or desirable; to show the
Leased Property to prospective purchasers or tenants; or for any other purpose deemed reasonable by Landlord.

                                   ARTICLE XV
                                    ESTOPPEL

         Within ten (10) days after request therefor by Landlord, its agents, successors or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser or to Landlord, together with a true and correct copy of this Lease, certifying (if such be the case) the following:

                  (a) That this Lease is in full force and effect without modification or, if modified, confirming the terms of such modification.

                  (b) The amount of rent currently being paid and the amount, if any, of prepaid rent and security deposit paid by Tenant to Landlord.

                  (c) That Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions, offsets outstanding or other excuses for Tenant's performance under this Lease.

                  (d) That Tenant is occupying the Leased Property and has accepted same.

                  (e) Any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser.

         Tenant's failure to timely deliver the above-described certificate shall be conclusive upon Tenant that the above statements are true, that no more than one month's rent has been paid in advance and that the amount of the security deposit held by Landlord is as represented by Landlord.

                                   ARTICLE XVI
                                 QUIET ENJOYMENT

         Landlord covenants that so long as Tenant pays the rent reserved in this Lease and performs its agreements hereunder, Tenant shall have the right to quietly enjoy and use the Leased Property for the term hereof, subject only to the provisions of this Lease.

                                  ARTICLE XVII
                TENANT FORBIDDEN TO ENCUMBER LANDLORD'S INTEREST

         It is expressly agreed and understood between the parties hereto that nothing in this Lease shall ever be construed as empowering the Tenant to encumber or cause to be encumbered the title or interest of Landlord in the Leased Property in any manner whatsoever. In the event that regardless of this prohibition any person, furnishing or claiming to have furnished labor or materials at the request of the Tenant or of any person claiming by, through or under the Tenant shall file a lien

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against Landlord's interest therein, Tenant, within thirty (30) days after being notified thereof, shall cause said lien to be satisfied of record or the premises released therefrom by the posting of a bond or other security as prescribed by law, or shall cause same to be discharged as a lien against Landlord's interest in the Leased Property by an order of a court having jurisdiction to discharge such lien.

                                  ARTICLE XVIII
                                 APPLICABLE LAW

         This Lease is entered into in the State of Florida and shall be governed by the applicable law of said state.

                                   ARTICLE XIX
                         RECOVERY OF LITIGATION EXPENSE

         In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any rents due under this Lease or for the breach of any covenant or condition of this Lease or for the restitution of the Leased Property to Landlord and/or eviction of Tenant, the party prevailing in such legal action shall be entitled to an award of all legal costs and expenses, including a reasonable sum for attorneys' fees and costs incurred by Landlord (including appellate and bankruptcy proceedings) enforcing the terms of this Lease when such enforcement is settled by the parties without entry of a final judgment.

                                   ARTICLE XX
                                     NOTICES

         All notices required by the law and this Lease to be given by one party to the other shall be in writing, and the same shall be served by Certified Mail, Return Receipt Requested, in postage prepaid envelopes addressed to the following addresses or such other addresses as may be by one party to the other designated in writing:

         As to Landlord:            Donald C. Mealey
                                    350 S. Lake Destiny Drive
                                    Suite 200
                                    Orlando, Florida 32810

         As to Tenant:              Don Mealey Chevrolet, Inc.
                                    3707 W. Colonial Dr.
                                    Orlando, Florida 32808
                                    Attn:   Donald C. Mealey

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                                   ARTICLE XXI
                                     WAIVER

         No assent or consent to changes in or waiver of any part of this Lease shall be deemed or taken as made, unless the same be done in writing and attached hereto and endorsed by Landlord. No covenant or term of this Lease stipulated in favor of Landlord shall be waived except by express written consent of Landlord, whose forbearance or indulgence in any regard whatsoever shall not constitute a waiver of the covenant, term or condition to be performed by Tenant. Until complete performance by the Tenant of said covenant, term or condition, the Landlord shall be entitled to invoke any remedy available under this Lease or by law despite such forbearance or indulgence.

                                  ARTICLE XXII
                                    RADON GAS

         Radon is a naturally occurring radioactive gas which, when accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to ss.404.056(8), Florida Statutes.

                                  ARTICLE XXIII
                ENTIRE AGREEMENT, BINDING EFFECT AND SEVERABILITY

         This Lease and any written addenda and all exhibits hereto (which are expressly incorporated herein by this reference) shall constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. Except for the amount and terms of payment of rent due hereunder, Tenant agrees to approve and accept reasonable revisions to the terms and conditions of this Lease required by any lender providing financing for the development of the Leased Property or other property of Landlord adjacent thereto, provided that no changes will be made which materially diminish tenant's rights or increase Tenant's obligations hereunder. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. Time is of the essence in the performance of the obligations of the parties hereto. If any provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent be held invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affect thereby.

                                  ARTICLE XXIV
                                    GUARANTY

         The undersigned Guarantor absolutely and unconditionally guarantees to the Landlord, its successors and assigns (whether collateral assigns or otherwise), the prompt and full payment in United States currency and the performance to the Landlord of any and all obligations of the Tenant under the terms and conditions of the Lease Agreement, including, without limitation, the full and timely payment of all installments of rent and other sums due to the Landlord, its successors and assigns. The Guarantor also absolutely and unconditionally guarantees the full and timely performance of all duties and obligations whatsoever of the Tenant to Landlord, whether now existing or hereafter arising, and agree that in the event the Tenant fails to fully and timely perform any of said duties and obligations to fully and timely perform the same.

         The liability of the Guarantors hereunder shall continue until the Tenant has performed all of its duties and obligations under the terms and conditions of the Lease Agreement.

         The Landlord may, in its discretion, amend, modify, extend, or renew, in any way whatsoever, the Lease Agreement, any relationship with the Tenant, the other Guarantors, or any other document or instrument evidencing or relating to the relationship between the Landlord and the Tenant or the Guarantors, all without affecting in any way whatsoever, the continuing liability of the Guarantors hereunder.

         This Guaranty shall bind and inure to the benefit of the respective heirs, representatives, successors, and assigns of the Landlord and the Guarantors.

         IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first above written.

                                            LANDLORD:

____________________________                ____________________________________
____________________________                Donald C. Mealey

                                            TENANT:

                                            DON MEALEY CHEVROLET, INC.

____________________________                By:_________________________________
____________________________                       Donald C. Mealey, President

                                                     [CORPORATE SEAL]

The Guarantor hereby joins in execution hereof to evidence its obligations under
Article XXIV.

                                              GUARANTOR:

                                              FIRST TEAM AUTOMOTIVE CORP.

________________________________
________________________________              By:_______________________________

                                              Print Name:_______________________

                                              Title:____________________________

                                                       [CORPORATE SEAL]

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                                 LEASED PROPERTY














                                   EXHIBIT "A"